Exhibit 10.7

Agreement on Assignment of 75% Shareholder’s Rights in Jiangsu Jinyu Environmental Engineering Co., Ltd.

关于江苏锦宇环境工程有限公司75%股东权利让渡的协议

This Agreement on Assignment of 75% Shareholder’s Rights in Jiangsu Jinyu Environmental Engineering Co., Ltd. (this “Agreement”) is made and entered into as of the 1st day of July, 2011, by and between Jiangsu Zhenyu Environmental Protection Technology Co. Ltd. (“Party A”) and Yixing Dragon Path Environment Technology Limited (“Party B”). In this Agreement, Party A and Party B are each referred to as a “Party” and collectively as the “Parties.”

本《关于江苏锦宇环境工程有限公司75%股东权利让渡的协议》（“本协议”）由江苏振宇环保科技有限公司（“甲方”）和宜兴龙程环保科技有限公司（ “乙方”）于2011年7月1日签订。本协议中的甲方和乙方分别称为“一方”，合称“各方”。

WHEREAS, Jiangsu Jinyu Environmental Engineering Co., Ltd. (“Jinyu”) was established and is existing as a Sino-foreign equity joint venture in Jiangsu Province, China. Currently, Party A holds 75% equity interest in Jinyu.

鉴于，江苏锦宇环境工程有限公司（“锦宇公司”）系一家成立于中国江苏省的中外合资经营企业，甲方现持有锦宇公司75%股权。

WHEREAS, certain Equity Transfer Agreement regarding Jiangsu Jinyu Environmental Engineering Co., Ltd. is made and entered into by and between Party A and Party B concurrently herewith. Pursuit to that agreement, Party A will transfer its 75% equity interest in Jinyu to Party B (the “Transfer”). The Transfer shall be submitted to competent PRC governmental authority for approval in accordance with PRC Law.

鉴于，甲乙双方于本协议同时签订了《关于江苏锦宇环境工程有限公司股权转让的协议》。依该协议，甲方将把其所持有的75%锦宇公司股权转让给乙方（“转股”）。根据中国法律，该等转股权须经中国政府批准。

WHEREAS, Party A and Party B agree to cooperate with each other in order to smoothly complete the Transfer.

鉴于，甲乙双方同意互相配合以顺利完成转股。

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained, the Parties hereto agree as follows:

为此，基于前述考虑和各方合意，各方同意如下：

1. Party A shall assign all its rights as a shareholder of 75% equity interest in Jinyu to Party B from the date of the agreement, including but not limited to shareholder’s right to dividends.

自本协议之日起，甲方将其作为锦宇公司75%股东的全部权利让渡给乙方，包括但不限于股东获得分红的权利。

2. Subject to PRC Law, Party A shall cause all directors of Jinyu appointed by Party A to act according to the instruction of Party B and exercise voting rights in Jinyu on behalf of Party B from the date hereof to the date when the new directors appointed by Party B hold the posts.

在遵守中国法律的前提下，自本协议之日起至乙方委派的新董事们到任之日，甲方应促使甲方委派至锦宇公司的所有董事按乙方的指示履行职务，并为乙方的利益行使其在锦宇公司的投票权。

3. From the date hereof on, Party A shall have no right to procure Jinyu conduct any transaction which may materially affect the assets, obligations, rights or the operations of Jinyu; All such rights shall belong to Party B.

从本协议之日起，甲方无权使锦宇进行任何可能对锦宇财产、义务、权利或者经营产生重大影响的交易；所有该等权利应归属于乙方。

4. Party A shall fully cooperate with Party B in getting approval of the Transfer from competent PRC governmental authority and updating Jinyu’s business license.

在获得中国政府机关对转股的批准和更新锦宇公司的营业执照之过程中，甲方应与乙方充分合作。

5. This Agreement shall be executed in four counterparts and take effect on the date of execution of this Agreement.

本协议一式四份，自甲乙双方签署起生效。

[Following are signature pages.]

 [以下是签字页]

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Agreement as of the date first written above.

兹证明，各方在首页注明的日期签署了本协议。

PARTY A: Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.

甲方：江苏振宇环保科技有限公司

Legal/Authorized Representative: ______________________

法定代表人/授权代表

Name: LI Boping

姓名：李伯平

Title: Executive Director

职务：执行董事

PARTY B: Yixing Dragon Path Environment Technology Limited

乙方：宜兴龙程环保科技有限公司

Legal/Authorized Representative: ______________________

法定代表人/授权代表

Name: LI Boping

姓名：李伯平

Title: Executive Director

职务：执行董事

ACKNOWLEDGED AND ACCEPTED BY:

知晓并同意。

Jiangsu Jinyu Environmental Engineering Co., Ltd.

江苏锦宇环境工程有限公司

Legal/Authorized Representative: ______________________

法定代表人/授权代表

Name: LI Panhong

姓名：李盘洪

Title: General Manger

职务：总经理

ACKNOWLEDGED AND ACCEPTED BY:

知晓并同意。

Dragon Path International Limited

[holding 25% equity interest of Jinyu]

[持有锦宇公司25%股权]

董事：____________________

Director

Name: LI Boping

姓名：李伯平